UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: September 30, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report     September 30, 2013

CLEARBRIDGE

ALL CAP VALUE FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund seeks long-term capital growth. Current income is a secondary consideration.

Fund and subadviser name changes

Prior to January 1, 2013, the Fund was known as Legg Mason ClearBridge Fundamental All Cap Value Fund. On December 5, 2012, the name of the Fund’s subadviser changed from ClearBridge Advisors, LLC to ClearBridge Investments, LLC. There was no change in the Fund’s investment objective or strategy as a result of these name changes.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge All Cap Value Fund for the twelve-month reporting period ended September 30, 2013. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

I am pleased to introduce myself as the new President and Chief Executive Officer of the Fund, succeeding R. Jay Gerken, as he embarks upon his retirement. Jay has most recently served as Chairman of the Board, President and Chief Executive Officer of the Fund and other funds in the Legg Mason complex. On behalf of all our shareholders and the Fund’s Board of Trustees, I would like to thank Jay for his vision and guidance, and wish him all the best.

I am honored to have been appointed to my new role with the Fund. During my 23 year career in the financial industry, I have seen it evolve and expand. Despite these changes, keeping an unwavering focus on our shareholders and their needs remains paramount. This was a consistent focus of Jay’s, and I look forward to following his lead in the years to come.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

II	ClearBridge All Cap Value Fund

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

October 25, 2013

ClearBridge All Cap Value Fund	III

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended September 30, 2013 (the “reporting period”), but the pace was far from robust. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was an anemic 0.1% during the fourth quarter of 2012. This weakness was partially driven by moderating private inventory investment and federal government spending. Economic growth then improved, as first quarter 2013 GDP growth was 1.1%, partially driven by strengthening consumer spending. GDP growth in the second further improved to 2.5%. This was partially due to increases in exports and non-residential fixed investments, along with a smaller decline in federal government spending versus the previous quarter. Due to the U.S. government’s sixteen-day partial shutdown, which began on October 1, 2013, after the reporting period ended, the U.S. Department of Commerce’s initial reading for third quarter 2013 GDP growth will not be released until November 7, 2013.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.9%. The unemployment rate fluctuated between 7.8% and 7.9% over the next four months. Unemployment then fell to 7.7% in February 2013 and edged lower over much of the next seven months to reach 7.2% in September 2013, its lowest reading since November 2008. However, this was partially due to a decline in the workforce participation rate, which was 63.2% in September, the lowest level since 1978.

Meanwhile, the housing market continued to show signs of strength, as sales generally improved and home prices moved higher. According to the National Association of Realtors (“NAR”), existing-home sales dipped 1.9% on a seasonally adjusted basis in September 2013 versus the previous month, but were 10.7% higher than in September 2012. In addition, the NAR reported that the median existing-home price for all housing types was $199,200 in September 2013, up 11.7% from September 2012. This marked the tenth consecutive month that home prices experienced a double-digit increase compared to the same period a year earlier. The inventory of homes available for sale in September 2013 was 0.1% higher than the previous month at a 5.0 month supply at the current sales pace and was 1.8% higher than in September 2012.

The manufacturing sector expanded during the majority of the reporting period, although it experienced several soft patches. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, after expanding the prior two months, the PMI fell to 49.5 in November 2012. This represented the PMI’s lowest reading since July 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Manufacturing then expanded over the next five months, before contracting again in May 2013, with a PMI of 49.0. However, this was a temporary setback, as the PMI rose over the next four months and was 56.2 in September, the best reading since April 2011.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been

IV	ClearBridge All Cap Value Fund

the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.” At its meeting that ended on June 19, 2013, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear.” In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program and said that it “…decided to await more evidence that progress will be sustained before adjusting the pace of its purchases.” Fed Chairman Bernanke also brought up the potential for a partial government shutdown on October 1 and the debt ceiling debate as reasons for maintaining its current policy. At the Fed’s meeting that concluded on October 30, 2013, after the reporting period ended, the Fed maintained its asset purchase program and said that “Asset purchases are not on a preset course, and the Committee’s decisions about their pace will remain contingent on the Committee’s economic outlook as well as its assessment of the likely efficacy and costs of such purchases.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

October 31, 2013

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

ClearBridge All Cap Value Fund	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term capital growth. Current income is a secondary consideration. The Fund invests primarily in common stocks and common stock equivalents of companies we believe are undervalued in the marketplace. While we select investments primarily for their capital appreciation potential, secondary consideration is given to a company’s dividend record and the potential for an improved dividend return. The Fund invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small to medium capitalization companies when we believe smaller companies offer more attractive value opportunities. The Fund may invest up to 25% of its assets in equity securities of foreign issuers, either directly or through depositary receipts.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Market conditions in the fiscal year ending September 30, 2013, in our opinion, were driven by two principal factors. The suppression of interest rates at below-market levels has been a positive force, where stock market valuation has been a concern. However, comments at mid-calendar year 2013 suggested that the Federal Reserve Board (“Fed”)i was considering reducing its purchase of various debt securities in the future. As a result, interest rates for the 10-year Treasury rose more than 1% as did rates for mortgages. This had the predictable effect of causing losses in bond portfolios and suggested that the 30-year bull market for bonds was over. In recent months, funds flows have been out of bond funds and stock funds have witnessed significant inflows. Funds flows into common stocks in the last few months have been greater than at any time since the end of 2009.

We believe the other significant market condition that was at work in fiscal 2013 was the continued suppression of economic growth because of various Administration policies. Never before in our history has the recovery from recession been as anemic as it has been in recent years. In our view, the Affordable Care Act, increases in taxes and regulation, the lack of a coherent energy policy, and the reluctance of small business to create jobs have limited the highest level of U.S. gross domestic product (“GDP”)ii growth to 2.4% in 2010. The recovery in this cycle bears no resemblance to those in previous periods of our economic history. For example, between 1934 and 1941, real economic growth averaged 8.4% and in a number of years the real growth exceeded 10%. In the early 1980’s, another period when a severe recession occurred, the economy transitioned into years where real GDP growth was 5-6% not 2.4%.

Q. How did we respond to these changing market conditions?

A. Our view of the economic conditions is that the U.S. economy can and should grow at a faster rate if better policies emanate from Washington D.C. Because of this, we have maintained a moderate pro-cyclical tilt in portfolios focusing on sectors and companies that are more economically sensitive. This includes sectors such as Consumer Discretionary, Financials, Energy, Materials, Information Technology, and Industrials. In the last three months, these sectors and companies within them have been outperforming the SHUT sectors

ClearBridge All Cap Value Fund 2013 Annual Report	1

Fund overview (cont’d)

(Staples, Health Care, Utilities1 & Telecommunications). Notwithstanding the increase in interest rates, we believe the stock market message is that improved GDP growth may lie immediately ahead.

Performance review

For the twelve months ended September 30, 2013, Class A shares of ClearBridge All Cap Value Fund, excluding sales charges, returned 21.73%. The Fund’s unmanaged benchmark, the Russell 3000 Value Indexiii, returned 22.67%, for the same period. The Lipper Large-Cap Value Funds Category Average2 returned 22.13% over the same time frame.

Performance Snapshot as of September 30, 2013 (unaudited)
(excluding sales charges)	6 months	12 months
ClearBridge All Cap Value Fund:
Class A	7.14%	21.73%
Class B3	6.70%	20.46%
Class C	6.78%	20.96%
Class I	7.32%	22.24%
Russell 3000 Value Index	7.50%	22.67%
Lipper Large-Cap Value Funds Category Average[2]	8.46%	22.13%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 1, 2013, the gross total annual operating expense ratios for Class A, Class B, Class C and Class I were 1.39%, 2.43%, 1.98% and 0.90%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

[1]	Utilities consists of the following industries: Electric, Natural Gas and Other Utility.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended September 30, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 488 funds for the six-month period and among the 471 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

[3]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

2	ClearBridge All Cap Value Fund 2013 Annual Report

Q. What were the leading contributors to performance?

A. Over the twelve months ended September 30, 2013, the leading contributing stocks included The Boeing Company (+1.37% contributing to the Fund’s total return), Honeywell International Inc. (+0.99%), The Home Depot, Inc. (+0.93%), Safeway Inc. (+0.92%), and Hess Corporation (+0.89%).

Q. What were the leading detractors from performance?

A. Detractors from performance included stock holdings in Microsoft Corporation (-0.22% contributing to the Fund’s total return), Hewlett-Packard Company (-0.19%), Devon Energy Corporation (-0.15%), Peabody Energy Corporation (-0.14%), and The Gap, Inc. (-0.13%).

Q. Were there any significant changes to the Fund during the reporting period?

A. The Fund continued to maintain relatively low turnover levels during the reporting period. Significant changes during the year included the purchase of Alaska Air Group, Inc., Apple Inc., Baker Hughes Incorporated, Citigroup Inc., Coach, Inc., E.I. du Pont de Nemours and Company, Occidental Petroleum Corporation, Raytheon Company, Royal Dutch Shell PLC Sponsored ADR Class B, State Street Corporation, Teradyne, Inc., Teva Pharmaceutical Industries Ltd. Sponsored ADR, The Goldman Sachs Group, Inc., and Veeco Instruments Inc.

Significant sales included Deere & Company, Dover Corporation, Guess?, Inc., Hewlett-Packard Company, Microsoft Corporation, Oshkosh Corporation, Peabody Energy Corporation, Schlumberger NV, Southwestern Energy Company, The Gap, Inc., The Mosaic Company, and Unilever PLC Sponsored ADR.

Thank you for your investment in ClearBridge All Cap Value Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

John G. Goode

Portfolio Manager

ClearBridge Investments, LLC

Peter J. Hable

Portfolio Manager

ClearBridge Investments, LLC

October 11, 2013

RISKS: The Fund may invest in small and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. The Fund is subject to certain risks of overseas investing not typically associated with investing in U.S. securities, including economic, political and social factors and currency fluctuations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

ClearBridge All Cap Value Fund 2013 Annual Report	3

Fund overview (cont’d)

Portfolio holdings and breakdowns are as of September 30, 2013 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Chevron Corp. (3.4%), Walt Disney Co. (3.3%), Novartis AG, ADR (3.2%), Merck & Co. Inc. (3.2%), Vodafone Group PLC, ADR (3.0%), Home Depot Inc. (3.0%), JPMorgan Chase & Co. (2.8%), Boeing Co. (2.7%), Allied World Assurance Co. Holdings AG (2.7%) and Johnson & Johnson (2.6%). Please refer to pages 10 through 13 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2013 were: Financials (28.0%), Energy (13.9%), Information Technology (12.9%), Health Care (10.9%) and Consumer Discretionary (10.1%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

iii

The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.) The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

4	ClearBridge All Cap Value Fund 2013 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of September 30, 2013 and September 30, 2012. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

ClearBridge All Cap Value Fund 2013 Annual Report	5

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2013 and held for the six months ended September 30, 2013.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	7.14%	$1,000.00	$1,071.40	1.29%	$6.70	Class A	5.00%	$1,000.00	$1,018.60	1.29%	$6.53
Class B	6.70	1,000.00	1,067.00	2.22	11.50	Class B	5.00	1,000.00	1,013.94	2.22	11.21
Class C	6.78	1,000.00	1,067.80	1.91	9.90	Class C	5.00	1,000.00	1,015.49	1.91	9.65
Class I	7.32	1,000.00	1,073.20	0.91	4.73	Class I	5.00	1,000.00	1,020.51	0.91	4.61

6	ClearBridge All Cap Value Fund 2013 Annual Report

[1]	For the six months ended September 30, 2013.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

ClearBridge All Cap Value Fund 2013 Annual Report	7

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class B	Class C	Class I
Twelve Months Ended 9/30/13	21.73%	20.46%	20.96%	22.24%
Five Years Ended 9/30/13	7.92	6.96	7.34	8.43
Ten Years Ended 9/30/13	6.02	5.32	5.36	6.50

With sales charges[2]	Class A	Class B	Class C	Class I
Twelve Months Ended 9/30/13	14.73%	15.46%	19.96%	22.24%
Five Years Ended 9/30/13	6.64	6.81	7.34	8.43
Ten Years Ended 9/30/13	5.39	5.32	5.36	6.50

Cumulative total returns
Without sales charges[1]
Class A (9/30/03 through 9/30/13)	79.42%
Class B (9/30/03 through 9/30/13)	67.95
Class C (9/30/03 through 9/30/13)	68.60
Class I (9/30/03 through 9/30/13)	87.67

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

8	ClearBridge All Cap Value Fund 2013 Annual Report

Historical performance

Value of $10,000 invested in

Class A Shares of ClearBridge All Cap Value Fund vs. Russell 3000 Value Index and Lipper Large-Cap Value Funds Category Average† — September 2003 - September 2013

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A shares of ClearBridge All Cap Value Fund on September 30, 2003, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2013. The hypothetical illustration also assumes a $10,000 investment, in the Russell 3000 Value Index and the Lipper Large-Cap Value Funds Category Average. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.) The Indices are unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper Large-Cap Value Funds Category Average is comprised of the Fund’s peer group of mutual funds as of September 30, 2013. The performance of the Fund’s other classes may be greater or less than the Class A Share performance indicated on this chart, depending on whether greater or lower sales charges were incurred by shareholders investing in the other classes.

ClearBridge All Cap Value Fund 2013 Annual Report	9

Schedule of investments

September 30, 2013

ClearBridge All Cap Value Fund

Security	Shares	Value
Common Stocks — 95.3%
Consumer Discretionary — 10.1%
Diversified Consumer Services — 0.3%
Sotheby’s Holdings Inc.	107,420	$5,277,545
Hotels, Restaurants & Leisure — 1.3%
Carnival Corp.	757,600	24,728,064
Leisure Equipment & Products — 1.3%
Mattel Inc.	608,130	25,456,322
Media — 3.3%
Walt Disney Co.	968,150	62,435,993
Specialty Retail — 3.0%
Home Depot Inc.	739,180	56,066,803
Textiles, Apparel & Luxury Goods — 0.9%
Coach Inc.	327,030	17,832,946
Total Consumer Discretionary		191,797,673
Consumer Staples — 2.7%
Food & Staples Retailing — 0.8%
Safeway Inc.	471,091	15,070,201
Food Products — 1.9%
Unilever PLC	921,750	35,599,543	(a)
Total Consumer Staples		50,669,744
Energy — 13.9%
Energy Equipment & Services — 2.3%
Baker Hughes Inc.	217,340	10,671,394
Halliburton Co.	703,700	33,883,155
Total Energy Equipment & Services		44,554,549
Oil, Gas & Consumable Fuels — 11.6%
Chevron Corp.	531,270	64,549,305
Devon Energy Corp.	671,240	38,770,823
Exxon Mobil Corp.	392,100	33,736,284
Hess Corp.	455,330	35,215,222
Newfield Exploration Co.	330,120	9,035,384	*
Occidental Petroleum Corp.	295,780	27,667,261
Royal Dutch Shell PLC, ADR, Class B Shares	140,400	9,666,540
Total Oil, Gas & Consumable Fuels		218,640,819
Total Energy		263,195,368
Financials — 28.0%
Capital Markets — 7.8%
BlackRock Inc.	109,800	29,714,076
Franklin Resources Inc.	482,910	24,411,100

See Notes to Financial Statements.

10	ClearBridge All Cap Value Fund 2013 Annual Report

ClearBridge All Cap Value Fund

Security	Shares	Value
Capital Markets — continued
Goldman Sachs Group Inc.	254,290	$40,231,221
Greenhill & Co. Inc.	86,600	4,319,608
State Street Corp.	741,612	48,760,989
Total Capital Markets		147,436,994
Commercial Banks — 5.7%
First Republic Bank	393,980	18,371,287
KeyCorp	1,883,750	21,474,750
Regions Financial Corp.	3,048,224	28,226,554
U.S. Bancorp	1,110,010	40,604,166
Total Commercial Banks		108,676,757
Diversified Financial Services — 4.7%
Citigroup Inc.	741,340	35,962,403
JPMorgan Chase & Co.	1,031,940	53,340,979
Total Diversified Financial Services		89,303,382
Insurance — 6.6%
Allied World Assurance Co. Holdings AG	506,758	50,366,678
Axis Capital Holdings Ltd.	793,250	34,355,657
Chubb Corp.	440,310	39,302,071
Total Insurance		124,024,406
Real Estate Investment Trusts (REITs) — 2.1%
Pebblebrook Hotel Trust	710,675	20,403,479
Weyerhaeuser Co.	662,442	18,965,715
Total Real Estate Investment Trusts (REITs)		39,369,194
Real Estate Management & Development — 1.1%
Jones Lang LaSalle Inc.	229,140	20,003,922
Total Financials		528,814,655
Health Care — 10.9%
Pharmaceuticals — 10.9%
GlaxoSmithKline PLC, ADR	418,750	21,008,688
Johnson & Johnson	572,260	49,609,219
Merck & Co. Inc.	1,276,740	60,785,591
Novartis AG, ADR	797,070	61,143,240
Teva Pharmaceutical Industries Ltd., ADR	351,500	13,279,670
Total Health Care		205,826,408
Industrials — 8.9%
Aerospace & Defense — 6.1%
Boeing Co.	434,640	51,070,200
Honeywell International Inc.	477,460	39,648,278

See Notes to Financial Statements.

ClearBridge All Cap Value Fund 2013 Annual Report	11

Schedule of investments (cont’d)

September 30, 2013

ClearBridge All Cap Value Fund

Security	Shares	Value
Aerospace & Defense — continued
Raytheon Co.	323,840	$24,958,349
Total Aerospace & Defense		115,676,827
Airlines — 0.3%
Alaska Air Group Inc.	81,470	5,101,652
Construction & Engineering — 1.5%
EMCOR Group Inc.	155,262	6,075,402
Fluor Corp.	201,550	14,301,988
Jacobs Engineering Group Inc.	135,090	7,859,536	*
Total Construction & Engineering		28,236,926
Machinery — 1.0%
Joy Global Inc.	373,090	19,042,514
Total Industrials		168,057,919
Information Technology — 12.9%
Communications Equipment — 3.3%
Cisco Systems Inc.	1,320,050	30,915,571
Plantronics Inc.	130,050	5,988,802
Telefonaktiebolaget LM Ericsson, ADR	1,903,080	25,406,118
Total Communications Equipment		62,310,491
Computers & Peripherals — 1.6%
Apple Inc.	61,950	29,534,663
Internet Software & Services — 1.0%
eBay Inc.	352,270	19,653,143	*
Semiconductors & Semiconductor Equipment — 6.0%
Applied Materials Inc.	861,010	15,102,115
KLA-Tencor Corp.	354,320	21,560,372
Samsung Electronics Co., Ltd., GDR	33,300	21,245,273	(a)
Teradyne Inc.	1,167,330	19,284,292	*
Texas Instruments Inc.	519,260	20,910,600
Veeco Instruments Inc.	414,080	15,416,198	*
Total Semiconductors & Semiconductor Equipment		113,518,850
Software — 1.0%
Symantec Corp.	741,860	18,361,035
Total Information Technology		243,378,182
Materials — 3.7%
Chemicals — 1.0%
E.I. du Pont de Nemours & Co.	336,330	19,695,485

See Notes to Financial Statements.

12	ClearBridge All Cap Value Fund 2013 Annual Report

ClearBridge All Cap Value Fund

Security			Shares	Value
Metals & Mining — 2.7%
BHP Billiton Ltd., ADR			328,360	$21,835,940
Nucor Corp.			590,800	28,961,016
Total Metals & Mining				50,796,956
Total Materials				70,492,441
Telecommunication Services — 4.2%
Diversified Telecommunication Services — 1.2%
AT&T Inc.			708,010	23,944,898
Wireless Telecommunication Services — 3.0%
Vodafone Group PLC, ADR			1,597,422	56,197,306
Total Telecommunication Services				80,142,204
Total Investments before Short-Term Investments (Cost — $1,182,751,677)				1,802,374,594

Rate		Maturity Date	Face Amount
Short-Term Investments — 4.0%
Repurchase Agreements — 4.0%
Interest in $1,450,000,000 joint tri-party repurchase agreement dated 9/30/13 with RBS Securities Inc.; Proceeds at maturity — $75,597,105; (Fully collateralized by various U.S. government obligations, 0.250% to 3.375% due 2/28/15 to 8/31/20; Market value — $77,108,947) (Cost — $75,597,000)	0.050%	10/1/13	$75,597,000	75,597,000
Total Investments — 99.3% (Cost — $1,258,348,677#)				1,877,971,594
Other Assets in Excess of Liabilities — 0.7%				12,424,355
Total Net Assets — 100.0%				$1,890,395,949

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is $1,259,827,579.

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
GDR	— Global Depositary Receipts

See Notes to Financial Statements.

ClearBridge All Cap Value Fund 2013 Annual Report	13

Statement of assets and liabilities

September 30, 2013

Assets:
Investments, at value (Cost — $1,258,348,677)	$1,877,971,594
Cash	252
Receivable for securities sold	13,422,204
Dividends and interest receivable	3,287,191
Receivable for Fund shares sold	722,716
Prepaid expenses	85,814
Total Assets	1,895,489,771

Liabilities:
Payable for Fund shares repurchased	1,863,577
Investment management fee payable	1,150,423
Service and/or distribution fees payable	600,319
Trustees’ fees payable	79,913
Accrued expenses	1,399,590
Total Liabilities	5,093,822
Total Net Assets	$1,890,395,949

Net Assets:
Par value (Note 7)	$1,143
Paid-in capital in excess of par value	1,082,996,883
Undistributed net investment income	10,420,473
Accumulated net realized gain on investments and foreign currency transactions	177,354,533
Net unrealized appreciation on investments	619,622,917
Total Net Assets	$1,890,395,949

Shares Outstanding:
Class A	90,614,380
Class B	9,382,735
Class C	13,178,275
Class I	1,160,601

Net Asset Value:
Class A (and redemption price)	$16.81
Class B*	$15.29
Class C*	$15.44
Class I (and redemption price)	$17.44
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$17.84

*	Redemption price per share is NAV of Class B and Class C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

14	ClearBridge All Cap Value Fund 2013 Annual Report

Statement of operations

For the Year Ended September 30, 2013

Investment Income:
Dividends	$43,700,440
Interest	33,291
Less: Foreign taxes withheld	(548,908)
Total Investment Income	43,184,823

Expenses:
Investment management fee (Note 2)	13,535,169
Service and/or distribution fees (Notes 2 and 5)	7,217,982
Transfer agent fees (Note 5)	5,842,052
Fund accounting fees	150,945
Trustees’ fees	138,620
Shareholder reports	120,116
Registration fees	91,538
Legal fees	48,914
Audit and tax	43,862
Insurance	36,052
Custody fees	15,886
Miscellaneous expenses	18,369
Total Expenses	27,259,505
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(1,173)
Net Expenses	27,258,332
Net Investment Income	15,926,491

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	178,736,180
Foreign currency transactions	(8,817)
Net Realized Gain	178,727,363
Change in Net Unrealized Appreciation (Depreciation) from Investments	159,955,700
Net Gain on Investments and Foreign Currency Transactions	338,683,063
Increase in Net Assets from Operations	$354,609,554

See Notes to Financial Statements.

ClearBridge All Cap Value Fund 2013 Annual Report	15

Statements of changes in net assets

For the Years Ended September 30,	2013	2012

Operations:
Net investment income	$15,926,491	$13,962,596
Net realized gain	178,727,363	50,072,762
Change in net unrealized appreciation (depreciation)	159,955,700	359,056,845
Increase in Net Assets From Operations	354,609,554	423,092,203

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(15,000,044)	(10,000,045)
Net realized gains	(37,603,946)	—
Decrease in Net Assets From Distributions to Shareholders	(52,603,990)	(10,000,045)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	121,356,774	132,567,340
Reinvestment of distributions	51,749,813	9,828,941
Cost of shares repurchased	(339,809,888)	(412,088,911)
Decrease in Net Assets From Fund Share Transactions	(166,703,301)	(269,692,630)
Increase in Net Assets	135,302,263	143,399,528

Net Assets:
Beginning of year	1,755,093,686	1,611,694,158
End of year*	$1,890,395,949	$1,755,093,686
* Includes undistributed net investment income of:	$10,420,473	$9,502,843

See Notes to Financial Statements.

16	ClearBridge All Cap Value Fund 2013 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class A Shares[1]	2013	2012	2011	2010	2009

Net asset value, beginning of year	$14.26	$11.24	$12.19	$11.63	$12.39

Income (loss) from operations:
Net investment income	0.16	0.13	0.08	0.13	0.10
Net realized and unrealized gain (loss)	2.85	2.98	(0.87)	0.50	(0.69)
Proceeds from settlement of a regulatory matter	—	—	—	0.01	—
Total income (loss) from operations	3.01	3.11	(0.79)	0.64	(0.59)

Less distributions from:
Net investment income	(0.15)	(0.09)	(0.16)	(0.08)	(0.17)
Net realized gains	(0.31)	—	—	—	—
Total distributions	(0.46)	(0.09)	(0.16)	(0.08)	(0.17)

Net asset value, end of year	$16.81	$14.26	$11.24	$12.19	$11.63
Total return[2]	21.73%	27.80%	(6.72)%	5.49%[3]	(4.38)%

Net assets, end of year (millions)	$1,523	$1,365	$1,193	$1,412	$1,436

Ratios to average net assets:
Gross expenses	1.34%	1.39%	1.34%	1.31%	1.39%
Net expenses[4]	1.34	1.39	1.34	1.31	1.39
Net investment income	1.03	0.98	0.61	1.13	1.00

Portfolio turnover rate	23%	15%	15%	22%	37%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 5.40%. Class A received $1,690,032 related to this distribution.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

ClearBridge All Cap Value Fund 2013 Annual Report	17

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class B Shares[1]	2013	2012	2011	2010	2009

Net asset value, beginning of year	$13.00	$10.27	$11.24	$10.69	$11.42

Income (loss) from operations:
Net investment income (loss)	(0.00) [2]	(0.01)	(0.05)	0.01	0.00 [2]
Net realized and unrealized gain (loss)	2.60	2.74	(0.80)	0.46	(0.64)
Proceeds from settlement of a regulatory matter	—	—	—	0.08	—
Total income (loss) from operations	2.60	2.73	(0.85)	0.55	(0.64)

Less distributions from:
Net investment income	—	—	(0.12)	—	(0.09)
Net realized gains	(0.31)	—	—	—	—
Total distributions	(0.31)	—	(0.12)	—	(0.09)

Net asset value, end of year	$15.29	$13.00	$10.27	$11.24	$10.69
Total return[3]	20.46%	26.58%	(7.73)%	5.15%[4]	(5.35)%

Net assets, end of year (millions)	$143	$172	$204	$310	$426

Ratios to average net assets:
Gross expenses	2.40%	2.43%	2.37%	2.30%	2.41%
Net expenses[5]	2.40	2.43	2.37	2.30	2.41
Net investment income (loss)	(0.03)	(0.06)	(0.44)	0.07	0.01

Portfolio turnover rate	23%	15%	15%	22%	37%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.01 per share.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 4.40%. Class B received $2,632,190 related to this distribution.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

18	ClearBridge All Cap Value Fund 2013 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class C Shares[1]	2013	2012	2011	2010	2009

Net asset value, beginning of year	$13.14	$10.35	$11.29	$10.74	$11.45

Income (loss) from operations:
Net investment income	0.06	0.05	0.00 [2]	0.05	0.04
Net realized and unrealized gain (loss)	2.62	2.76	(0.81)	0.46	(0.64)
Proceeds from settlement of a regulatory matter	—	—	—	0.06	—
Total income (loss) from operations	2.68	2.81	(0.81)	0.57	(0.60)

Less distributions from:
Net investment income	(0.07)	(0.02)	(0.13)	(0.02)	(0.11)
Net realized gains	(0.31)	—	—	—	—
Total distributions	(0.38)	(0.02)	(0.13)	(0.02)	(0.11)

Net asset value, end of year	$15.44	$13.14	$10.35	$11.29	$10.74
Total return[3]	20.96%	27.15%	(7.41)%	5.27%[4]	(4.93)%

Net assets, end of year (millions)	$204	$201	$201	$270	$322

Ratios to average net assets:
Gross expenses	1.95%	1.98%	1.97%	1.98%	1.96%
Net expenses[5]	1.95	1.98	1.97	1.98	1.96
Net investment income (loss)	0.42	0.40	(0.03)	0.43	0.45

Portfolio turnover rate	23%	15%	15%	22%	37%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.01 per share.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 4.71%. Class C received $1,468,029 related to this distribution.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

ClearBridge All Cap Value Fund 2013 Annual Report	19

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class I Shares[1]	2013	2012	2011	2010	2009

Net asset value, beginning of year	$14.79	$11.64	$12.60	$12.04	$12.80

Income (loss) from operations:
Net investment income	0.24	0.21	0.15	0.26	0.19
Net realized and unrealized gain (loss)	2.94	3.09	(0.91)	0.43	(0.73)
Total income (loss) from operations	3.18	3.30	(0.76)	0.69	(0.54)

Less distributions from:
Net investment income	(0.22)	(0.15)	(0.20)	(0.13)	(0.22)
Net realized gains	(0.31)	—	—	—	—
Total distributions	(0.53)	(0.15)	(0.20)	(0.13)	(0.22)

Net asset value, end of year	$17.44	$14.79	$11.64	$12.60	$12.04
Total return[2]	22.24%	28.54%	(6.30)%	5.72%	(3.72)%

Net assets, end of year (millions)	$20	$17	$14	$10	$2

Ratios to average net assets:
Gross expenses	0.90%	0.90%	0.89%	0.97%	0.83%
Net expenses[3,4]	0.89 [5]	0.90	0.88 [5]	0.97	0.82 [5]
Net investment income	1.47	1.47	1.10	2.15	1.87

Portfolio turnover rate	23%	15%	15%	22%	37%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[4]

As a result of an expense limitation arrangement, effective September 18, 2009, the ratio of expenses, other than brokerage interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

20	ClearBridge All Cap Value Fund 2013 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge All Cap Value Fund (formerly Legg Mason ClearBridge Fundamental All Cap Value Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of

ClearBridge All Cap Value Fund 2013 Annual Report	21

Notes to financial statements (cont’d)

Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

22	ClearBridge All Cap Value Fund 2013 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†:
Consumer staples	$15,070,201	$35,599,543	—	$50,669,744
Information technology	222,132,909	21,245,273	—	243,378,182
Other common stocks	1,508,326,668	—	—	1,508,326,668
Total common stocks	$1,745,529,778	$56,844,816	—	$1,802,374,594
Short-term investments†	—	75,597,000	—	75,597,000
Total investments	$1,745,529,778	$132,441,816	—	$1,877,971,594

†	See Schedule of Investments for additional detailed categorizations.

For the period ended September 30, 2013, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At September 30, 2013, securities valued at $56,844,816 were temporarily transferred from Level 1 to Level 2 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

ClearBridge All Cap Value Fund 2013 Annual Report	23

Notes to financial statements (cont’d)

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium

24	ClearBridge All Cap Value Fund 2013 Annual Report

and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(g) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain
a	$(8,817)	$8,817

[a]	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

ClearBridge All Cap Value Fund 2013 Annual Report	25

Notes to financial statements (cont’d)

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (formerly ClearBridge Advisors, LLC) (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1.5 billion	0.75%
Next $0.5 billion	0.70
Next $0.5 billion	0.65
Next $1.0 billion	0.60
Over $3.5 billion	0.50

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments, which is provided by Western Asset. For its services, LMPFA pays ClearBridge and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

During the year ended September 30, 2013, fees waived and/or expenses reimbursed amounted to $1,173.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within 12 months from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a

26	ClearBridge All Cap Value Fund 2013 Annual Report

1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended September 30, 2013, LMIS and its affiliates retained sales charges of $347,179 on sales of the Fund’s Class A shares. In addition, for the year ended September 30, 2013, CDSCs paid to LMIS and its affiliates were:

	Class A	Class B	Class C
CDSCs	$871	$114,667	$1,849

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of September 30, 2013, the Fund had accrued $90,111 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended September 30, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$414,354,632
Sales	635,833,633

At September 30, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$627,378,584
Gross unrealized depreciation	(9,234,569)
Net unrealized appreciation	$618,144,015

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended September 30, 2013, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class B and Class C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a

ClearBridge All Cap Value Fund 2013 Annual Report	27

Notes to financial statements (cont’d)

distribution fee with respect to its Class B and Class C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the year ended September 30, 2013, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$3,618,956	$4,500,066
Class B	1,581,333	980,540
Class C	2,017,693	339,101
Class I	—	22,345
Total	$7,217,982	$5,842,052

For the year ended September 30, 2013, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	—
Class B	—
Class C	—
Class I	$1,173
Total	$1,173

6. Distributions to shareholders by class

	Year Ended September 30, 2013	Year Ended September 30, 2012
Net Investment Income:
Class A	$13,721,131	$9,490,504
Class B	—	—
Class C	1,024,157	330,471
Class I	254,756	179,070
Total	$15,000,044	$10,000,045

Net Realized Gains:
Class A	$28,895,846	—
Class B	3,832,721	—
Class C	4,517,685	—
Class I	357,694	—
Total	$37,603,946	—

7. Shares of beneficial interest

At September 30, 2013, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

28	ClearBridge All Cap Value Fund 2013 Annual Report

Transactions in shares of each class were as follows:

	Year Ended September 30, 2013		Year Ended September 30, 2012
	Shares	Amount	Shares	Amount
Class A
Shares sold	6,868,043	$105,681,523	8,843,000	$117,371,850
Shares issued on reinvestment	3,010,096	41,990,817	745,035	9,350,186
Shares repurchased	(14,967,494)	(229,714,929)	(20,108,667)	(266,177,918)
Net decrease	(5,089,355)	$(82,042,589)	(10,520,632)	$(139,455,882)

Class B
Shares sold	19,662	$265,111	28,129	$343,298
Shares issued on reinvestment	298,453	3,817,214	—	—
Shares repurchased	(4,165,533)	(58,423,860)	(6,616,095)	(80,496,800)
Net decrease	(3,847,418)	$(54,341,535)	(6,587,966)	$(80,153,502)

Class C
Shares sold	451,293	$6,411,178	618,964	$7,524,309
Shares issued on reinvestment	418,900	5,395,440	27,789	322,635
Shares repurchased	(3,019,420)	(42,402,420)	(4,720,054)	(57,446,380)
Net decrease	(2,149,227)	$(30,595,802)	(4,073,301)	$(49,599,436)

Class I
Shares sold	557,589	$8,998,962	540,825	$7,327,883
Shares issued on reinvestment	37,862	546,342	12,047	156,120
Shares repurchased	(572,688)	(9,268,679)	(579,091)	(7,967,813)
Net increase (decrease)	22,763	$276,625	(26,219)	$(483,810)

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30, were as follows:

	2013	2012
Distributions Paid From:
Ordinary income	$15,000,044	$10,000,045
Net long-term capital gains	37,603,946	—
Total taxable distributions	$52,603,990	$10,000,045

ClearBridge All Cap Value Fund 2013 Annual Report	29

Notes to financial statements (cont’d)

As of September 30, 2013, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$10,184,992
Undistributed long-term capital gains — net	179,202,930
Total undistributed earnings	$189,387,922
Other book/tax temporary differences[a]	(134,014)
Unrealized appreciation (depreciation)[b]	618,144,015
Total accumulated earnings (losses) — net	$807,397,923

[a]

Other book/tax temporary differences are attributable primarily to book/tax differences in the treatment of distributions from real estate investment trusts and book/tax differences in the timing of the deductibility of various expenses.

[b]	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

30	ClearBridge All Cap Value Fund 2013 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities of ClearBridge All Cap Value Fund (formerly, Legg Mason ClearBridge Fundamental All Cap Value Fund, the “Fund”), a series of Legg Mason Partners Equity Trust, including the schedule of investments, as of September 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ClearBridge All Cap Value Fund as of September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 15, 2013

ClearBridge All Cap Value Fund 2013 Annual Report	31

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge All Cap Value Fund (formerly known as ClearBridge Fundamental All Cap Value Fund) (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Kenneth D. Fuller, 100 International Drive, 5th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

32	ClearBridge All Cap Value Fund

Independent Trustees cont’d
Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998; since 2000 and since 2013
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (52 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)

ClearBridge All Cap Value Fund	33

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

Jerry A. Viscione
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Interested Trustee and Officer:
Kenneth D. Fuller[3]
Year of birth	1958
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 167 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009)

Number of funds in fund complex overseen by Trustee	156
Other board memberships held by Trustee during past five years	None

34	ClearBridge All Cap Value Fund

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Vanessa A. Williams 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

ClearBridge All Cap Value Fund	35

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LMAS (since 2002) and LMFAM (since 2013)

Richard F. Sennett Legg Mason 100 International Drive, 5th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

36	ClearBridge All Cap Value Fund

Additional Officers cont’d
Albert Laskaj Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1977
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2013); Vice President of Legg Mason & Co. (2008 to 2013); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006) and LMFAM (since 2013); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Effective June 1, 2013, Mr. Fuller was appointed to the position of President and Chief Executive Officer. Prior to this date, R. Jay Gerken served as Chairman, President and Chief Executive Officer. Mr. Gerken retired effective May 31, 2013. Mr. Fuller is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

ClearBridge All Cap Value Fund	37

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2013:

Record date:	12/12/2012
Payable date:	12/13/2012
Ordinary income:
Qualified dividend income for individuals	100.00%
Dividends qualifying for the dividends
received deduction for corporations	100.00%
Long-term capital gain dividend	$0.30892

Please retain this information for your records.

38	ClearBridge All Cap Value Fund

ClearBridge

All Cap Value Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Kenneth D. Fuller* President

Frank G. Hubbard

Howard J. Johnson* Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund

Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

*	Effective June 1, 2013, Mr. Johnson became Chairman and Mr. Fuller became a Trustee, President, and Chief Executive Officer.

ClearBridge All Cap Value Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

ClearBridge All Cap Value Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q , shareholders can the call Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of shareholders of ClearBridge All Cap Value Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2013 Legg Mason Investors Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0283 11/13 SR13-2055

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2012 and September 30, 2013 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $133,700 in 2012 and $134,800 in 2013

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2012 and $6,000 in 2013. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2012 and $27,800 in 2013. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) and (c) of this Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2012 and 2013; Tax Fees were 100% and 100% for 2012 and 2013; and Other Fees were 100% and 100% for 2012 and 2013.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2013.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Legg Mason Partners Equity Trust

Date:	November 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Legg Mason Partners Equity Trust

Date:	November 25, 2013

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Legg Mason Partners Equity Trust

Date:	November 25, 2013